Exhibit 10.7.4

FOURTH AMENDMENT TO

GALECTIN-3 LICENSE AND DISTRIBUTION AGREEMENT

THIS FOURTH AMENDMENT TO GALECTIN-3 LICENSE AND DISTRIBUTION AGREEMENT (this “Fourth Amendment”) is entered into as of November 24, 2015 and effective as of November 1, 2015 (the “Fourth Amendment Effective Date”) by and between Abbott Laboratories, a corporation of the state of Illinois, having its principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”) and BG Medicine, Inc., a corporation of the state of Delaware, having its principal place of business at 303 Wyman, Suite 300, Waltham, Massachusetts 02451 (“BGM”).

RECITALS

A. Abbott and BGM are parties to that certain Galectin-3 License and Distribution Agreement, dated as of November 11, 2009, as amended, (the “Agreement”), pursuant to which BGM granted Abbott a license under BGM’s Patent Rights to commercialize Products in the Territory.

B. The Parties now desire to amend the Agreement to amend the Product Fee paid by Abbott, among other things.

NOW, THEREFORE, in consideration of the mutual covenants and agreement contained herein, and upon the terms and subject to the conditions set forth below, Abbott and BGM hereby agree as follows:

AMENDMENT

1.	Except as modified by this Amendment, capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Agreement.

2.	Section 1.2, “AUP”, is hereby deleted in its entirety and replaced with the following:

1.2 “AUP” shall mean those references made in this Agreement comprised of both AUP-H and AUP-R collectively, or individually, as appropriate and all such references within a Section, Subsection, Table or Exhibit to this Agreement unless otherwise indicated.

1.2(h) “AUP-H” is the total sales of Tests to unaffiliated Hospital Customers (as hereinafter defined), calculated in Dollars on a Calendar Quarter basis, in an arm’s length transaction, divided by the number of Tests sold to unaffiliated Hospital Customers in an arm’s length transaction by Abbott or its Affiliates in such Calendar Quarter.

1.2(r) “AUP-R” is the total sales of Tests to unaffiliated Reference Lab Customers (as hereinafter defined), calculated in Dollars on a Calendar Quarter basis, in an arm’s length

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

transaction, divided by the number of Tests sold to unaffiliated Reference Lab Customers in an arm’s length transaction by Abbott or its Affiliates in such Calendar Quarter.

3.	Section 1.9 is hereby deleted in its entirety and replaced with the following:

1.9 “Hospital Customer” means any Third Party to whom Tests are sold and billed by Abbott for such Tests, where such billed Third Party is a hospital, university, public health facility, clinic or physician office.

4.	A new Section 1.13A shall be added to the Agreement as follows:

1.13A “Reference Lab Customer” means any Third Party to whom Tests are sold other than a Hospital Customer. For the avoidance of doubt, a laboratory housed in a hospital, university, public health facility or physician office that is owned, managed or operated by a Third Party that has been retained by such hospital, university, public health facility or physician office to provide clinical laboratory services through, as an example, test outsourcing, management outsourcing, or other professional and/or consulting services, is considered a Reference Lab Customer.

5.	Section 3.1 is hereby deleted in its entirety and replaced with the following:

3.1	Product Fee.

(a)	[***], as consideration for the rights and licenses granted by BGM to Abbott and its Affiliates and BGM’s agreement to the other terms and conditions set forth in this Agreement, Abbott shall pay to BGM a fee as set forth in this Section 3.1, and as shown below in Table 3.1 (the “Product Fee”) for Tests sold to Third Parties in the Territory.

(b)	Unless otherwise agreed to by the Parties in writing, or as provided in Section 3.1(f) below, the Product Fee applicable for each Test sold to a Hospital Customer [***] the following tiers shall apply to the Product Fee owed in such Calendar Quarter for sales of Tests to Hospital Customers:

(i)	Cumulative Test sales by Abbott or its Affiliates to unaffiliated Third Parties from [***];

(ii)	Cumulative Test sales by Abbott or its Affiliates to unaffiliated Third Parties from [***]; and

(iii)	Cumulative Test sales by Abbott or its Affiliates to unaffiliated Third Parties from [***].

(c)	[***] Abbott shall pay the Product Fee stipulated in Section 3.1(b), subject to the provisions of Section 3.13 on completion of the renegotiation.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(d)	[***] Provided, however, that in no event shall [***] that was being paid by Abbott for [***] immediately prior to the [***].

Table 3.1 PRODUCT FEE APPLICABLE TO SALES OF TESTS [***]
AUP-H	Cumulative Test sales volume from [***]
	TIER 1 [***] (baseline Product Fee)		TIER 2 [***] [***]		TIER 3 [***] [***]
	Product Fee	[***]	Product Fee	[***]	Product Fee	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]	[***]	[***]

(e)	[***] unless otherwise agreed to by the Parties in writing, or as provided in Section 3.1(f) below, the Product Fee applicable for each Test sold to a Reference Lab Customer [***] shall be [***].

(f)	Subject to the other terms and conditions of this Agreement, [***] the Parties shall [***].

6.	A new Section 3.2(c) shall be added to the Agreement as follows:

3.2(c) In consideration for the reduction of the Product Fee applicable for each Test sold to a Reference Lab Customer as part of this Fourth Amendment, and as a buy-down of future Product Fees owed for such sales, Abbott shall pay BGM the following payments:

(i)	Five Hundred Thousand Dollars ($500,000) within thirty (30) days of the Fourth Amendment’s Effective Date. This payment set forth in this Section 3.2(c)(i) shall be non-refundable and shall not be applied against future Product Fees owed by Abbott to BGM under this Agreement; and

(ii)	An amount not to exceed Five Hundred Thousand Dollars ($500,000.00) payable by June 30, 2016, if the following [***] have been met: [***]. The total amount payable by Abbott, if any, shall be calculated as follows:

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

TABLE 3.2(c)(ii) PAYMENT CALCULATION

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

[***]	[***]

Once paid, this payment set forth in this Section 3.2(c)(ii) shall be non-refundable and shall not be applied against future Product Fees owed by Abbott to BGM under this Agreement.

7.	Except as expressly amended by this Fourth Amendment, all of the terms and conditions of the Agreement remain in full force and effect.

8.	This Fourth Amendment may be executed in two (2) original counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Fourth Amendment as of the date first above written.

ABBOTT LABORATORIES		BG MEDICINE, INC.

By:	/s/ Brian J. Blaser	By:	/s/ Paul R. Sohmer
Name: Title:	Brian J. Blaser Executive Vice President President, Diagnostics	Name: Title:	Paul R. Sohmer President & CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.